Supplement dated January 12, 2018
to the Summary Prospectus of the following Fund:
Fund	Summary Prospectus Dated
Columbia ETF Trust II
Columbia EM Quality Dividend ETF	8/1/2017
Effective February 1, 2018, Columbia Management Investment Advisers, LLC has reduced the Management fees Columbia EM Quality Dividend ETF (the Fund) pays for investment advisory services from 0.85% to 0.59%, as a percent of average daily net assets of the Fund. Accordingly, the following changes are hereby made in the Fund's Summary Prospectus:
The information with respect to the Annual Fund Operating Expenses table, under the caption “Fees and Expenses of the Fund", is hereby superseded and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also pay brokerage commissions on the purchase and sale of shares of the Fund, which are not reflected in the table. If such expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(a)(b)	0.59%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.59%
(a)	Pursuant to the Investment Management Services Agreement with Columbia ETF Trust II (the Trust) on behalf of the Fund, Columbia Management Investment Advisers, LLC (the Investment Manager) pays the operating costs and expenses of the Fund other than taxes, interest, brokerage expenses, portfolio transaction expenses, and infrequent and/or unusual expenses.
(b)	Management fees have been restated to reflect current management fee rates.
The expense example table under the caption “Fees and Expenses of the Fund – Example” is hereby superseded and replaced with the following:

1 year	3 years	5 years	10 years
$60	$189	$329	$738
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP275_03_001_(01/18)